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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2006

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

            Delaware                   000-50677               23-2269490
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        (State or other               (Commission           (I.R.S. Employer
 jurisdiction of incorporation)       File Number)         Identification No.)

 3401 Masons Mill Rd., Suite 100, Huntingdon Valley,
                     Pennsylvania                                 19006
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       (Address of principal executive offices)                (Zip Code)

           Registrant's telephone, including area code: (215) 830-0777

                                 NOT APPLICABLE.
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.    REGULATION FD DISCLOSURE.

         On January 17, 2006, Immunicon Corporation ("Immunicon") issued a press release announcing that that it scheduled an investor conference call on Wednesday, January 18, 2006 at 9 a.m. ET to review key scientific and technical achievements in 2005. A brief summary of the key scientific publications and presentations of 2005 was also provided.

         A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits.

              99.1 - Press release dated January 17, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              IMMUNICON CORPORATION


Date: January 18, 2006                        By:    JAMES G. MURPHY
                                                     ---------------------------
                                              Name:  James G. Murphy
                                              Title: Senior Vice President,
                                                     Finance and Administration
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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99.1              Press release dated January 17, 2006.